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                                                                    EXHIBIT 10.4

                             SUPPLEMENTAL INDENTURE

         Supplemental Indenture (this "Supplemental Indenture"), dated as of February 21, 2002, by and among Dura G.P., a Delaware general partnership (the "Guaranteeing Subsidiary"), Dura Operating Corp., a Delaware corporation (the "Issuer"), Dura Automotive Systems, Inc., a Delaware corporation ("Parent"), Dura Automotive Systems Cable Operations, Inc., a Delaware corporation, Universal Tool & Stamping Company Inc., an Indiana corporation, Adwest Electronics, Inc., a Delaware corporation, Dura Automotive Systems of Indiana, Inc., an Indiana corporation, Atwood Automotive Inc., a Michigan corporation and Mark I Molded Plastics of Tennessee, Inc., a Tennessee corporation, Atwood Mobile Products, Inc., an Illinois corporation (together with Parent, the "Existing Guarantors"), and U.S. Bank Trust National Association, as trustee (the "Trustee") under the Indentures (as hereinafter defined). Capitalized terms used herein without definition shall have the meanings assigned to them in the Indentures.

         W I T N E S S E T H

         WHEREAS, the Issuer and the Existing Guarantors have previously executed and delivered to the Trustee (i) an indenture, dated as of April 22, 1999, providing for the issuance of an aggregate principal amount of up to $350,000,000 of 9% Senior Subordinated Notes due 2009, (ii) an indenture, dated as of April 22, 1999, providing for the issuance of an aggregate principal amount of up to 150,000,000 of 9% Senior Subordinated Notes due 2009; and (iii) an indenture, dated as of June 22, 2001, providing for the issuance of an aggregate principal amount of up to$600,000,000 of 9% Senior Subordinated Notes due 2009 (collectively, and as supplemented and amended from time to time, the "Indentures");

         WHEREAS, pursuant to Section 4.17 of the Indentures, the Guaranteeing Subsidiary is required to become a Guarantor and execute a supplemental indenture to the Indentures; and

         WHEREAS, pursuant to Section 9.06 of the Indentures, the Trustee is authorized to execute and deliver this Supplemental Indenture;

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. Agreement to Guarantee. The Guaranteeing Subsidiary hereby agrees as follows:

            (1) Along with all Guarantors named in the Indentures, to unconditionally guarantee (each such guarantee to be referred to herein as a "Note Guarantee") to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Supplemental Indenture, the Notes or the obligations of the Issuer hereunder or thereunder, that: (i) the principal of and interest on the Notes will be promptly paid in full when due, whether at




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                  maturity, by acceleration, redemption or otherwise, and
                  interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Issuer to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guaranteeing Subsidiary shall be jointly and severally obligated to pay the same immediately. The Guaranteeing Subsidiary agrees that this is a guarantee of payment and not a guarantee of collection.

         (2) The Guaranteeing Subsidiary hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Supplemental Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuer, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of any other Guarantor. The Guaranteeing Subsidiary hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest, notice and all demands whatsoever and covenants that its Note Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes, the Indentures and this Note Guarantee.

         (3) If any Holder or the Trustee is required by any court or otherwise to return to the Issuer, to any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to either the Issuer or to any Guarantor, any amount paid by either to the Trustee or such Holder, the Note Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

         (4) The Guaranteeing Subsidiary agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Note Guarantee until payment in full of all obligations guaranteed under this Supplemental Indenture. The Guaranteeing Subsidiary further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indentures for the purposes of this Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such




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                  acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indentures, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guaranteeing Subsidiary for the purpose of this Note Guarantee. The Guaranteeing Subsidiary shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Note Guarantee.


         2. Incorporation of Terms of Indentures. The obligations of the Guaranteeing Subsidiary under the Note Guarantees shall be governed in all respects by the terms of the Indentures and shall constitute a Guarantee thereunder. Each of the parties hereto shall be bound by the terms of the Indentures as they relate to the Note Guarantees.

         3. No Recourse Against Others. No stockholder, officer, director, employee or incorporator, past, present or future, or the Guaranteeing Subsidiary, as such, shall have any personal liability under this Note Guarantee by reason of his, her or its status as such stockholder, officer, director, employee or incorporator.

         4. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         5. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

         7. Disclaimer by Trustee. The Trustee makes no representation as to the validity of this Supplemental Indenture or the proper authorization or due execution of this Supplemental Indenture by the Issuer, the Existing Guarantors or the Guaranteeing Subsidiary.



                                    * * * * *




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed and attested, all as of the date first above written.



         Dated: February 21, 2002

                                                 DURA G.P.

                                                 By:      Dura Operating Corp.

                                                 Its:     General Partner

                                                 By:    /s/ David R. Bovee
                                                        ------------------------
                                                 Name:  David R. Bovee

                                                 Its:   President, Chief
                                                        Financial Officer and
                                                        Assistant Secretary



                                                 DURA OPERATING CORP.

                                                 By:    /s/ David R. Bovee
                                                        ------------------------
                                                 Name:  David R. Bovee

                                                 Its:   President, Chief
                                                        Financial Officer and
                                                        Assistant Secretary



                                                 DURA AUTOMOTIVE SYSTEMS CABLE
                                                 OPERATIONS, INC.

                                                 By:    /s/ David R. Bovee
                                                        ------------------------
                                                 Name:  David R. Bovee

                                                 Its:   President, Chief
                                                        Financial Officer and
                                                        Treasurer




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                [Signature Page to Supplemental Indenture cont.]



                                                 UNIVERSAL TOOL & STAMPING
                                                 COMPANY INC.

                                                 By:    /s/ David R. Bovee
                                                        ------------------------
                                                 Name:  David R. Bovee

                                                 Its:   President, Chief
                                                        Financial Officer and
                                                        Treasurer



                                                 ADWEST ELECTRONICS, INC.

                                                 By:    /s/ David R. Bovee
                                                        ------------------------
                                                 Name:  David R. Bovee

                                                 Its:   President, Chief
                                                        Financial Officer and
                                                        Treasurer



                                                 DURA AUTOMOTIVE SYSTEMS OF
                                                 INDIANA, INC.

                                                 By:    /s/ David R. Bovee
                                                        ------------------------
                                                 Name:  David R. Bovee

                                                 Its:   President, Chief
                                                        Financial Officer and
                                                        Treasurer



                                                 ATWOOD AUTOMOTIVE INC.

                                                 By:    /s/ David R. Bovee
                                                        ------------------------
                                                 Name:  David R. Bovee

                                                 Its:   President, Chief
                                                        Financial Officer and
                                                        Treasurer



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                [Signature Page to Supplemental Indenture cont.]

                                                 MARK I MOLDED PLASTICS OF
                                                 TENNESSEE, INC.

                                                 By:    /s/ David R. Bovee
                                                        ------------------------
                                                 Name:  David R. Bovee

                                                 Its:   President, Chief
                                                        Financial Officer and
                                                        Treasurer



                                                 DURA AUTOMOTIVE SYSTEMS, INC.

                                                 By:    /s/ David R. Bovee
                                                        ------------------------
                                                 Name:  David R. Bovee

                                                 Its:   President, Chief
                                                        Financial Officer and
                                                        Assistant Secretary



                                                 ATWOOD MOBILE PRODUCTS, INC.

                                                 By:    /s/ David R. Bovee
                                                        ------------------------
                                                 Name:  David R. Bovee

                                                 Its:   President, Chief
                                                        Financial Officer and
                                                        Treasurer

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                [Signature Page to Supplemental Indenture cont.]




                                                 U.S. BANK TRUST NATIONAL
                                                 ASSOCIATION, as Trustee

                                                 By:    /s/ Richard Prokosch
                                                        ------------------------

                                                 Name:  Richard Prokosch
                                                        ------------------------

                                                 Its:   Vice President
                                                        ------------------------